Exhibit 99.1

NYSE American: TEUM Company Overview September 2017 Global Mobility Cloud Enablement: Mobility Messaging Security 2017 Disruptive Growth Company Showcase NYC Conference Presented by: Vic Bozzo, CEO and Ted O’Donnell, CFO September 27, 2017, New York, New York

2 © Pareteum 2017 ( NYSE American : TEUM) Confidential Only complete with accompanying oral presentation © Pareteum 2017 ( NYSE American : TEUM) Only complete with accompanying oral presentation 2 Certain statements contained herein constitute "forward - looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 . Such statements may include, without limitation, statements with respect to Pareteum’s plans and objectives, projections, expectations and intentions . These forward - looking statements are based on current expectations, estimates and projections about Pareteum’s industry, management's beliefs and certain assumptions made by management . Readers are cautioned that any such forward - looking statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict . Because such statements involve risks and uncertainties, the actual results and performance of Pareteum may differ materially from the results expressed or implied by such forward - looking statements . Given these uncertainties, readers are cautioned not to place undue reliance on such forward - looking statements . Unless otherwise required by law, Pareteum also disclaims any obligation to update its view of any such risks or uncertainties or to announce publicly the result of any revisions to the forward - looking statements made here . Additional information concerning certain risks and uncertainties that could cause actual results to differ materially from those projected or suggested in Pareteum’s filings with the Securities and Exchange Commission, copies of which are available from the SEC or may be obtained upon request from Pareteum . Forward Looking Statements

3 © Pareteum 2017 ( NYSE American : TEUM) Confidential Only complete with accompanying oral presentation © Pareteum 2017 ( NYSE American : TEUM) Only complete with accompanying oral presentation 3 • New and disruptive business model in mobile telecommunications • Utilizing our global reach via the cloud to provide our customers: • Connectivity • Metering • Billing • New revenue generating products and services with greater speed , at a fraction of the price • Our customers include : • Communications Service Providers: network telecom carriers …. wired and wireless • Enterprises: businesses of all sizes • IoT and M2M: Internet of Things + Machine - to - Machine = all connected things and devices What we do: Secure Global Reach, Without the Infrastructure

4 © Pareteum 2017 ( NYSE American : TEUM) Confidential Only complete with accompanying oral presentation © Pareteum 2017 ( NYSE American : TEUM) Only complete with accompanying oral presentation 4 Ticker : TEUM Exchange : NYSE American Stock Price ( 09 / 26 / 17 ) : ~ $ 1 . 21 Analyst Price Targets : $ 2 . 00 - $ 2 . 10 3 Month Avg . Trading Volume ( 09 / 26 / 17 ) : ~ 953 K Market Cap ( 09 / 26 / 17 ) : ~ $ 18 . 28 M Revenues ( ttm ) ( 06 / 30 / 17 ) : ~ $ 12 M Revenue Backlog ( 09 / 26 / 17 ) : $ 93 . 7 M * 12 - month price targets : Joseph Gunnar $ 2 . 00 as of 8 / 16 / 2017 ; Dawson James $ 2 . 10 as of 9 / 22 / 2017 Equity Snapshot

5 © Pareteum 2017 ( NYSE American : TEUM) Confidential Only complete with accompanying oral presentation © Pareteum 2017 ( NYSE American : TEUM) Only complete with accompanying oral presentation 5 One of the world’s most rapidly growing mobile networking and services companies, needs no proprietary telco infrastructure The world’s largest taxi company, owns no vehicles The world’s most popular media owner creates no content The most valuable retailer, has no inventory The world’s largest accommodation provider, owns no real estate The world’s largest network of gourmet coffee retailers own no stores or outlets The world’s largest movie house owns no cinemas The world’s fastest growing bank has no actual money The world’s largest software vendors don’t write their apps . Digital Economy monetization to the Cloud

6 © Pareteum 2017 ( NYSE American : TEUM) Confidential Only complete with accompanying oral presentation © Pareteum 2017 ( NYSE American : TEUM) Only complete with accompanying oral presentation 6 The Age of the Connected Customer Telcos TEUM’s business model: subscriber access and recurring revenues 500 million potential Subscribers 30 Billion Connected Devices by 2020

7 © Pareteum 2017 ( NYSE American : TEUM) Confidential Only complete with accompanying oral presentation © Pareteum 2017 ( NYSE American : TEUM) Only complete with accompanying oral presentation 7 • As Connected “Things” (Cars, Goods, People) move among networks (4G, Wi - Fi, Narrow - Band IoT), needed are: • Seamless & Ubiquitous Access to subscribed services • Security & Identification Services • Scalable Platform Services enabling exchange among multiple service providers for large volumes of data • Transactions Exchanged are monetized based on interconnect and roaming agreements (CSP agreements) Pareteum’s Platform Services make all of this possible Enabling Seamless Connectivity Worldwide

TEUM's *Customer Success Platform*: Real-time Complex Solutions

Any device … anywhere … anytime … pay as you go @ The Speed of Need



Costs

PROBLEMS

- Legacy upgrades are costly
- Integration of new solutions
- New competitors
- Information siloes
- Cost and complex operations

LEGACY SYSTEMS

Radio Networks	Support Software
2G 3G 4G	B/OSS*
Future 5G	ERP/APPS**

Sales, Marketing, Customer Service, Subscribers, Dealers, Employees

APIS		APIS
	Single sign-on and apps access portal	
	Integrated B/OSS enabling real-time: • Account Management (SIMs) • Policy Management (Service & Rules) • Online Charging (Pricing, Rating, Billing)	

Mobility Messaging Security

Development Toolkit

App Exchange

Costs

NEW BRAND

* Business & Operations Support System (B/OSS)
** Enterprise Resource Planning / Applications (ERP/APPs)

© Pareteum 2017 (NYSE American : TEUM)

Only complete with accompanying oral presentation

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9 © Pareteum 2017 ( NYSE American : TEUM) Confidential Only complete with accompanying oral presentation © Pareteum 2017 ( NYSE American : TEUM) Only complete with accompanying oral presentation 9 Pareteum Strategy – Overview 1. Managed Services Platform Mobile Virtual Network Enabler (MVNE) 2. Global Mobility Cloud Services Platform Turnkey Cloud Solutions 3. TEUM Application Exchange Platform Developer Tool Kit B usiness & Operations Support System (B/OSS) Clearinghouse & Settlements Data & Information Exchange Any Device, Anywhere

10 © Pareteum 2017 ( NYSE American : TEUM) Confidential Only complete with accompanying oral presentation © Pareteum 2017 ( NYSE American : TEUM) Only complete with accompanying oral presentation 10 Existing Pan - European Customers 6 MVNOs Existing Spanish Customers 7 MVNOs Existing MEA Customers 4 MVNOs  Pareteum’s total available market 2020 (annual customer spend): o $200 Billion Application Exchange Platform o $50 Billion Global Mobility Cloud Platform o $20 Billion Managed Services Platform Pareteum’s Markets and Opportunities

11 © Pareteum 2017 ( NYSE American : TEUM) Confidential Only complete with accompanying oral presentation © Pareteum 2017 ( NYSE American : TEUM) Only complete with accompanying oral presentation 11 Business Model: Cloud Delivered Services • Subscription Monthly Recurring Revenues (3 disruptive service suites) • Connects service/applications developers with mobile and broadband service providers Stage 0 PROSPECTING Stage 1 QUALIFYING Stage 2 EVALUATION Stage 3 PROPOSAL Stage 4 DECISION Stage 5 DELIVERY & BILLING 180 days 90 days 90 days Managed Services Platform (MSP) Global Mobility Cloud Services Platform (GMCSP) TEUM Application Exchange Platform (TEAX) ~ On Demand 180 days 30 days 60 days Prospect to Contract Contract to Cash

12 © Pareteum 2017 ( NYSE American : TEUM) Confidential Only complete with accompanying oral presentation © Pareteum 2017 ( NYSE American : TEUM) Only complete with accompanying oral presentation 12 • Restructuring Highlights - Creates Fundamental Financial Stability • New senior leadership team • FTE Reduction from 265 to 62 (Q3/15 - Q3/17); rationalized operations to current business • Ongoing organizational rationalization & optimization: “everything on the table” • Capital Markets and Developments • Divested ValidSoft subsidiary • Raised $6 million in convertible debt and equity in 2016; • Converted $3.5 million to equity in end - 2016/early - 2017 + • March 2017 S - 3 ($3.5mm) + July 2017 Warrant Ex ($1mm) • Reestablished Sales and Commercial Activities: Vic Bozzo named CEO • Re - established and expanded relationship with key strategic customer Vodafone • New Channel Partnerships & Ongoing expansion of sales organization • Resulted in record revenue backlog growth • Financial Reorganization: Ted O’Donnell named CFO • Actual reported expense savings during 2015 and 2016 thus far have totaled $7.453mm • Operating (adjusted) EBITDA breakeven point achieved at the end of Q3 2016 (Sept. 30 th ) • Q2 2017 Operating (adjusted) EBITDA = $463K, 168% improvement over Q2 2016 • ~70% gross margins • Balance sheet cleaned up • Executive Team Expands: Rob Mumby: SVP Worldwide Sales + Ali Davachi: COO & CTO • Improving underlying costs structure and creating opportunity for exponential sales growth Corporate Turnaround Yields Benefits

13 © Pareteum 2017 ( NYSE American : TEUM) Confidential Only complete with accompanying oral presentation © Pareteum 2017 ( NYSE American : TEUM) Only complete with accompanying oral presentation 13 • Robert H. (Hal) Turner : Founder, Executive Chairman , Principal Executive Officer: chartered the successful course of numerous international and U.S. domestic communication, software, and technology startup, growth, and Fortune 500 companies ( all sizes … all stages ); selected engagements: • Vic Bozzo, Co - Founder, Chief Executive Officer : extensive sales and marketing leadership in the Telecom and Internet industry that has led to significant revenue and customer growth and investor returns • Edward (Ted) O’Donnell , Chief Financial Officer : 25 years experience: investment banking, private equity & venture capital, internet technology, Software as a Service (SaaS) and other new media businesses • Ali Davachi , Chief Operating Officer and Chief Technical Officer : 20 years experience: complex technology architecture & delivery: application, infrastructure virtualization, public/private cloud, network & application security, big data analytics, workflow orchestration, blockchain & large scale mobile applications for large global companies • Rob Mumby , Senior Vice President of Worldwide Sales : 20 years of communications industry experience building profitable businesses and leading new market entries for high - growth disruptors and Fortune 500’s Carlyle Capital Group Executive Team Biographies

14 © Pareteum 2017 ( NYSE American : TEUM) Confidential Only complete with accompanying oral presentation © Pareteum 2017 ( NYSE American : TEUM) Only complete with accompanying oral presentation 14 • Disruptive business model, quickly becoming one of the world’s largest mobile networking and services companies by utilizing the cloud, not investing telco infrastructure • Growth driven by new way to deliver services that slashes costs and increases revenue generation for customers • 70% gross margins in existing large and growing multi - billion dollar market • $93 million revenue backlog • Led by successful entrepreneurs, completed successful turnaround and have track record managing rapid growth in telecommunications industry • Patented software is not easily replicated , creating a financial, time based, competitive barrier to entry • Path to profitability is accelerated via high margins on subscribers and the magic of monthly recurring revenue will drive sustainable returns • Attractive enterprise valuation based upon our current PPS, facilitating excellent risk adjusted returns Investment Highlights

15 © Pareteum 2017 ( NYSE American : TEUM) Confidential Only complete with accompanying oral presentation © Pareteum 2017 ( NYSE American : TEUM) Only complete with accompanying oral presentation 15 Market Capitalization as a Multiple to Rolling 36 Month Revenue Backlog: September 26, 2017 $77.7M $281.3M Undervalued Market Cap, as of September 26, 2017 15x Adj. EBITDA value* 6x Rev. value* $27.8M $18.28M 3x Revenue Backlog value *Adjusted EBITDA – based valuation based on Q2 Adjusted EBITDA of $463K annualized; Revenue - based valuation based on Q2 revenues o f $3.239 M annualized

16 © Pareteum 2017 ( NYSE American : TEUM) Confidential Only complete with accompanying oral presentation © Pareteum 2017 ( NYSE American : TEUM) Only complete with accompanying oral presentation 16 Hal Turner : Founder, Executive Chairman & Principal Executive Officer Vic Bozzo : Co - Founder, Chief Executive Officer Ted O’Donnell: Chief Financial Officer Alexander Korff: General Counsel InvestorRelations@Pareteum.com Investor Relations Contact Investor Relations: (212) 984 - 1096 InvestorRelations@Pareteum.com HQ: New York City Offices : The Netherlands, Spain, Brazil, Bahrain Contact us

Appendix

Company Capitalization as of September 12, 2017

TEUM *(000's)*	Common Share Equivalents		Warrants		Options		Fully Diluted
Issued & Outstanding	14,587	(a)	3,513	(b), (g)	7,629	(c)	25,729
Convertible Debt	110	(d)	732	(e)	-		842
Preferred Shares (Series A and A-1)	340	(f)					340
Post-Offering Fully Diluted	15,037		4,244		7,629		26,910

Footnotes:

(a) *Includes certain shares in process of being issued, including re Saffelberg $723,900 9% Note (increased by 10% and converted (March 30, 2017) into common shares at $1.50).*

(b) *Exercise prices between $1.87 and $23.25, with expiration dates of 2017 - 2020.*

(c) *Includes 2017 option issuances and expirations to date and 2017 Plan*

(d) *Based on $375k remaining convertible debt (PIPE) and the 10% ($37.5k) ValidSoft-sale-related uplift.*

(e) *105k Agent warrants; 106k Saffelberg warrants related to the $723,900 convertible Note; and 520k PIPE investor warrants. (PIPE & Saffelberg warrants include 10% bonus/uplift warrants).*

(f) *Subject to changes in Issued and Outstanding ("I&O"). Original Preferred A and A-1 raises totalled $2.49mm, and were convertible into a total of 10% of I&O. Following March 2017 conversions of $1.15mm + $0.72mm + $0.04mm =$1.91mm, the remaining $580k Pref. Shares are convertible into approximately 2.3% of I&O. The Preferred shares can be converted into common shares at the Company's election from September 2, 2017.*

(g) *Atalaya Warrants Fixed at 1.466k common stock equivalents.*

© Pareteum 2017 (NYSE American : TEUM) Only complete with accompanying oral presentation 18